[GRAPHIC OMITTED][GRAPHIC OMITTED]                            Exhibit 99.1


For Immediate Release


Contact:
 Patrick Pedonti, Chief Financial Officer (860) 298-4738
 Lese Amato, Investor Relations (860) 298-4653
 E-mail: InvestorRelations@sscinc.com



                     SS&C Reports Record Q3 Operating Income

             Net Income Rises 42% to $3.0 Million or $0.23 per share

WINDSOR, CT - October 16, 2003 -- SS&C Technologies, Inc. (Nasdaq: SSNC) today announced results for the quarter ended September 30, 2003. Revenues were $16.0 million compared with $15.1 million for the third quarter of 2002. Net income was $3.0 million, or $0.23 diluted earnings per share, compared with $2.1 million, or $0.16 diluted earnings per share, for the third quarter of 2002. The nine-month revenue numbers were $47.7 million and $46.2 million and nine-month net income was $8.1 million, or $0.61 per diluted share, and $4.7 million, or $0.34 per diluted share, for '03 and '02, respectively.

"We are pleased to have strong operating results for the 10th straight quarter," remarked CEO Bill Stone. "Our operating income increased to $4.6 million, a record high, up 38% over last year's third quarter and 276% over Q3 `01. Recurring revenues, which include maintenance and outsourcing revenues, increased to $11.3 million in Q3, a 14% increase over last year. Our recurring revenue stream continues to improve and we are particularly pleased with our outsourcing revenue, which now represents approximately20% of our revenue."

"The quality of our earnings can be seen in the impressive cash flow we generate from operations," said Stone. "We generated $6.7 million in cash from operations this quarter and year-to-date operating cash flow is $16.4 million, a 44% increase over 2002. These cash flow numbers represent $0.51 and $1.24 per diluted share, respectively."

"Currently, we are forecasting Q4 2003 revenues to be in the range of $16 to $18 million and net income to be between $0.23 and $0.26 per diluted share," stated Stone.

Proposed Acquisition Will Contribute to Recurring Revenues and Strengthen Hedge Fund Business

"This week we announced the execution of a non-binding agreement to acquire the fund administration business of Amicorp Fund Services N.V., a wholly owned subsidiary of

Amicorp Holding Ltd. This fund administration business, based in Curacao, the Netherlands Antilles, serves the hedge fund community with both on and offshore services. We are excited about getting deeper into the growing hedge fund industry. SS&C will operate the fund administration business, to be renamed SS&C Fund Services, within our Hedge and Family Office market vertical. We anticipate that this acquisition, which is subject to the negotiation and execution of a definitive agreement and the completion of certain regulatory applications, will close in November 2003. We believe we have premium services to offer the hedge community and this acquisition will help round out our offering."

Earnings Call

SS&C's Q3 2003 earnings call will take place at 5:00 p.m. Eastern Time today, October 16, 2003. Interested parties may dial 706-643-7858 (US, Canada and International) and request the "SS&C Third Quarter Earnings Call", conference ID #3185020. A replay will be available after 8:00pm until October 31, 2003. To access, dial 706-645-9291 and enter the access code 3185020. A replay of the call will also be available after October 17, 2003 on our website at www.ssctech.com/about/earnings.asp.


This press release contains forward-looking statements relating to, among other things the Company's expected revenues and earnings per share for the fourth of 2003, and the anticipated acquisition by the Company and the anticipated effect of the acquisition on the Company. Such statements reflect management's best judgment based on factors currently known but are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, but are not limited to, the Company's ability to finalize large client contracts, fluctuations in customer demand for the Company's products and services, intensity of competition from other application vendors, delays in product development, the Company's ability to control expenses, general economic and industry conditions, terrorist activities, the company's ability to complete the acquisition and integrate the acquired business, the effect of the acquisition on customer demand for the Company's products and services, those liabilities acquired in connection with the acquisition, and those risks described in the Company's filings with the Securities and Exchange Commission, including without limitation, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003. SS&C cautions investors that it may not update any or all of the foregoing forward-looking statements.

                    SS&C TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)

                                                        Three Months Ended             Nine Months Ended
                                                  September 30,   September 30,    September 30,  September 30,
                                                     2003            2002             2003            2002
                                                     --------        --------         --------        --------
Revenues:
   Software licenses                                 $  3,032        $  3,605         $ 10,137        $ 10,982
   Maintenance                                          7,964           6,843           23,297          20,470
   Professional services                                1,710           1,605            4,629           5,120
   Outsourcing                                          3,302           3,056            9,589           9,624
                                                     --------        --------         --------        --------
     Total revenues                                    16,008          15,109           47,652          46,196
                                                     --------        --------         --------        --------

Cost of revenues:
   Software licenses                                      431             306            1,373             934
   Maintenance                                          1,546           1,294            4,538           4,118
   Professional services                                1,005           1,359            3,276           4,091
   Outsourcing                                          1,932           2,147            5,960           6,492
                                                     --------        --------         --------        --------
     Total cost of revenues                             4,914           5,106           15,147          15,635
                                                     --------        --------         --------        --------

Gross profit                                           11,094          10,003           32,505          30,561
                                                     --------        --------         --------        --------

Operating expenses:
  Selling and marketing                                 2,178           1,968            6,319           7,103
  Research and development                              2,627           2,799            8,506           8,764
  General and administrative                            1,680           1,897            5,333           5,834
  Write-off of purchased in-process
   research and development                                --              --               --           1,744
                                                     --------        --------         --------        --------
     Total operating expenses                           6,485           6,664           20,158          23,445
                                                     --------        --------         --------        --------

Operating income                                        4,609           3,339           12,347           7,116

Interest income                                           223             323              707           1,164
Other income (expense), net                               152             (84)             231            (483)
                                                     --------        --------         --------        --------

Income before income taxes                              4,984           3,578           13,285           7,797
Provision for income taxes                              1,943           1,432            5,181           3,119
                                                     --------        --------         --------        --------

Net income                                           $  3,041        $  2,146         $  8,104        $  4,678
                                                     ========        ========         ========        ========

Basic earnings per share                             $   0.25        $   0.17         $   0.65        $   0.36
                                                     ========        ========         ========        ========

Basic weighted average number of common
shares outstanding                                     12,329          12,705           12,426          13,065
                                                     ========        ========         ========        ========

Diluted earnings per share                           $   0.23        $   0.16         $   0.61        $   0.34
                                                     ========        ========         ========        ========
Diluted weighted average number of common
and common equivalent shares outstanding               13,210          13,499           13,200          13,809
                                                     ========        ========         ========        ========

                    SS&C TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (in thousands)

                                                          (unaudited)
                                                          September 30,       December 31,
                                                               2003               2002
                                                        --------------------------------------
 ASSETS
 Current assets
         Cash and cash equivalents                         $   22,033         $   18,336
         Investments in marketable securities
                                                               26,344             23,383
         Accounts receivable, net                               8,686             10,983
         Prepaid expenses and other current assets                722              1,065
         Deferred income taxes                                    929              1,142
                                                        -------------------------------------
           Total current assets                                 58,714             54,909

 Property and equipment, net                                     4,778              5,745

 Deferred income taxes                                           6,600              6,762
 Intangible and other assets, net                                6,975              8,064
                                                        --------------------------------------

              Total assets                                  $   77,067         $   75,480
                                                        ======================================

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities
         Accounts payable                                     $    908           $    844
         Income taxes payable                                      230                646
         Accrued employee compensation and benefits              2,443              3,462
         Other accrued expenses                                  1,938              2,044
         Deferred maintenance and other revenue                 13,804             11,214
                                                        --------------------------------------
              Total current liabilities                         19,323             18,210
                                                        --------------------------------------

         Total stockholders' equity before treasury stock      107,677             92,992
         Less:  cost of common stock in treasury                49,933             35,722
                                                         --------------------------------------
         Total stockholders' equity                             57,744             57,270
                                                         --------------------------------------

         Total liabilities and stockholders' equity          $   77,067         $   75,480
                                                         ======================================


                    SS&C TECHNOLOGIES, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                  (unaudited)


                                                                                     Nine months ended
                                                                               September 30,        September 30,
                                                                                    2003                2002
                                                                            --------------------------------------
Cash flow from operating activities:
  Net income                                                                    $   8,104          $   4,678
Adjustments to reconcile net income to net cash provided
    by operating activities:
  Depreciation and amortization                                                     2,726              2,995
  Net realized losses (gains) on marketable securities                               (259)               424
  Loss on sale or disposal of property and equipment                                   25                  2
  Deferred income taxes                                                               374                654
  Income tax benefit related to exercise of stock options                           1,781                  -
  Purchased in-process research and development                                         -              1,744
  Provision for doubtful accounts                                                     566                338
  Changes in operating assets and liabilities:
    Accounts receivable                                                             1,776             (1,812)
    Prepaid expenses and other assets                                                 348                368
    Accounts payable                                                                   61               (331)
    Accrued expenses                                                               (1,152)              (371)
    Taxes payable                                                                    (429)                631
    Deferred maintenance and other revenues                                         2,487              2,050
                                                                       --------------------------------------
      Total adjustments                                                             8,304              6,692
                                                                       --------------------------------------
  Net cash provided by operating activities                                        16,408             11,370
                                                                       --------------------------------------

Cash flow from investing activities:
  Additions to property and equipment                                                (672)              (473)
  Proceeds from sale of property and equipment                                          -                  3
  Cash paid for business acquisitions, net                                              -             (3,943)
  Purchases of marketable securities                                              (23,993)           (13,121)
  Sales of marketable securities                                                   22,197             16,687
                                                                       --------------------------------------
  Net cash used in investing activities                                            (2,468)              (847)
                                                                       --------------------------------------

Cash flow from financing activities:
  Repayment of debt and acquired debt                                                   -               (146)
  Issuance of common stock                                                            134                120
  Exercise of options                                                               4,732              4,099
  Purchase of common stock for treasury                                           (14,211)           (24,963)
  Common stock dividends                                                           (1,237)                 -
                                                                       --------------------------------------
  Net cash used in financing activities                                          (10,582)            (20,890)
                                                                       --------------------------------------

Effect of exchange rate changes on cash                                              339                 271
                                                                       --------------------------------------

Net increase (decrease) in cash and cash equivalents                               3,697             (10,096)
Cash and cash equivalents, beginning of period                                    18,336              28,425
                                                                       --------------------------------------
Cash and cash equivalents, end of period                                       $  22,033           $  18,329
                                                                       ======================================
